Exhibit 21

LIST OF SUBSIDIARIES OF EQUITY RESIDENTIAL

ENTITY

1	1145 Acquisition , LLC
2	402 WEST 38TH STREET CORP
3	ABSOLUTE PROPERTY SOLUTIONS III, LLC
4	ALTA PACIFIC, LLC
5	AMBERTON APARTMENTS, LLC
6	AMBERWOODS APTS OF BARTOW COUNTY, LTD
7	AMERWOODS APTS OF BARTOW COUNTY, II, LTD
8	ANE ASSOCIATES, LLC
9	ANNHURST APTS OF COLUMBUS, LTD
10	APPLE RIDGE APTS OF CIRCLEVILLE, II, LTD
11	ARGUS LAND COMPANY, INC.
12	ARTERY NORTHAMPTON LIMITED PARTNERSHIP
13	AVON PLACE ASSOCIATES, LLC
14	BALATON CONDOMINIUM ASSOCIATION
15	BALATON CONDOMINIUM, LLC
16	BARCELONA CONDOMINIUM, LLC
17	BARRINGTON APTS OF BEDFORD, LTD
18	BEL APARTMENT PROPERTIES TRUST
19	BEL COMMUNITIES PROPERTY TRUST
20	BEL MULTIFAMILY PROPERTY TRUST
21	BEL MULTIFAMILY, LLC
22	BEL RESIDENTIAL PROPERTIES TRUST
23	BEL-APT, L.L.C.
24	BEL-COMMUNITIES, LLC
25	BEL-EQR I LIMITED PARNTERSHIP
26	BEL-EQR I, L.L.C.
27	BEL-EQR II LIMITED PARNTERSHIP
28	BEL-EQR II, L.L.C.
29	BEL-EQR III, LIMITED PARTNERSHIP
30	BEL-EQR III, LLC
31	BEL-EQR IV, LIMITED PARTNERSHIP
32	BEL-EQR IV, LLC
33	BEL-EQR NORTHLAKE GP, LLC
34	BEL-RES, L.L.C.
35	BRIDGE POINT APTS, LTD
36	BROOKSIDE PLACE ASSOCIATES, L.P.
37	BROOKSIDE PLACE G.P. CORP.
38	BUENA VISTA PLACE ASSOCIATES
39	CANTERBURY APARTMENTS, LLC
40	CANYON CREEK VILLAGE ASSOCIATES, L.P.
41	CANYON CREEK VILLAGE G.P. CORP.
42	CAPREIT Arbor Glen L.P.
43	CAPREIT Woodcrest Villa L.P.
44	CARDINAL APTS SERVICES, INC.
45	CARDINAL ASSOCIATES CENTRAL MANAGEMENT

ENTITY
46	CARDINAL DIVERSIFIED PROPERTIES
47	CARDINAL GP XII CORP
48	CARDINAL GP XVI CORP
49	CARDINAL IND OF FLORDIA SERVICES CORP
50	CARLETON COURT APTS OF ANN ARBOR, LTD
51	CENTERPOINT APARTMENT ASSOC, LTD
52	CHINATOWN GATEWAY, LLC
53	COBBLESTONE VILLAGE COMMUNITY RENTALS, L.P.
54	COBBLESTONE VILLAGE G.P. CORP.
55	CORPORATE QUARTERS, INC.
56	CORPORATE STAY INTERNATIONAL, INC.
57	COUNTRY CLUB ASSOCIATES LIMITED PARTNERSHIP
58	COUNTRY CLUB CONDOMINIUM, LLC
59	COUNTRY OAKS ASSOCIATES, L.P.
60	COUNTRY OAKS G.P. CORP.
61	COUNTRY RIDGE GENERAL PARTNERSHIP
62	COVE INVESTMENTS, LLC
63	CRC, LLC
64	CRICO of Trailway Pond II, L.P.
65	CRICO of White Bear Woods I, L.P.
66	CRICO of Ethan’s I, L.P.
67	CRICO of Ethan’s II, L.P.
68	CRICO of Fountain Place, L.P.
69	CRICO of James Street Crossing, L.P.
70	CRICO of Ocean Walk, L.P.
71	CRICO of Trailway Pond I, L.P.
72	CRICO of Valley Creek I, L.P.
73	CRICO of Valley Creek II, L.P.
74	CRICO Royal Oaks, L.P.
75	CRP SERVICE COMPANY, LLC
76	CRSI SPV 103, INC.
77	CRSI SPV 1996 PW2, INC.
78	CRSI SPV 1996 PW3, INC.
79	CRSI SPV 30231, LLC
80	CRSI SPV 35, LLC
81	CRSI SPV 59, LLC
82	CRSI SPV 95, INC.
83	CRSI SPV 96, LLC
84	DEERFIELD ASSOCIATES, L.P.
85	DEERFIELD G.P. CORP.
86	DEL REY II, LLC
87	DUXFORD, LLC
88	EC-ALAMENDA RANCH, LLC
89	EC-ALEXANDRIA, LLC
90	EC-BELLA VISTA, LLC
91	EC-BORDEAUX, LLC
92	EC-BRAEWOOD, LLC
93	EC-ELLIOTT, LLC
94	EC-FAIRWAY GREENS, LLC
95	EC-FIFTH AVENUE NORTH, LLC
96	EC-GRAND MARQUIS, LLC

ENTITY
97	ECH-GFR, INC.
98	EC-MAGNUSON POINTE, LLC
99	EC-MILANO TERRACE, LLC
100	EC-REGENCY PARK, LLC
101	EC-RIVIERA PALMS, LLC
102	EC-SOUTH PALM PLACE, LLC
103	EC-STERLING HEIGHTS, LLC
104	EC-TIMBER RIDGE, LLC
105	EC-TUSCANY VILLAS, LLC
106	EC-VENETIAN II LLC
107	EC-WEST FALLS, LLC
108	EDGEWATER COMMUNITY RENTALS, L.P.
109	EDGEWATER G.P. CORP.
110	E-LODGE ASSOCIATES LIMITED PARTNERSHIP
111	EQR (1999) HAMPDEN TOWN CENTER, LLC
112	EQR (1999) HOMESTEAD, LLC
113	EQR (1999) MASTER LLC
114	EQR (1999) TOWERS LLC
115	EQR (1999) WARNER RIDGE LLC
116	EQR (1999) WARNER RIDGE PHASE III LLC
117	EQR NO. FOUR MASTER LP
118	EQR NO. ONE MASTER LP
119	EQR NO. THREE MASTER LP
120	EQR NO. TWO MASTER LP
121	EQR ON FOURTH, LLC
122	EQR/KB CALIFORNIA RCI, LLC
123	EQR/KB CALIFORNIA RCI, LLC
124	EQR/LINCOLN FORT LEWIS COMMUNITIES, LLC
125	EQR/LINCOLN FT. LEWIS COMMUNITIES, LLC
126	EQR/Lincoln RCI Southeast LLC
127	EQR/LINCOLN REHAB MASTER, LP
128	EQR-140 RIVERSIDE A, LLC
129	EQR-140 RIVERSIDE B, LLC
130	EQR-140 RIVERSIDE C, LLC
131	EQR-140 RIVERSIDE D, LLC
132	EQR-140 RIVERSIDE E, LLC
133	EQR-140 RIVERSIDE F, LLC
134	EQR-140 RIVERSIDE, LLC
135	EQR-160 RIVERSIDE A, LLC
136	EQR-160 RIVERSIDE B, LLC
137	EQR-160 RIVERSIDE C, LLC
138	EQR-160 RIVERSIDE D, LLC
139	EQR-160 RIVERSIDE E, LLC
140	EQR-160 RIVERSIDE F, LLC
141	EQR-160 RIVERSIDE G, LLC
142	EQR-160 RIVERSIDE H, LLC
143	EQR-160 RIVERSIDE I, LLC
144	EQR-180 RIVERSIDE A, LLC
145	EQR-180 RIVERSIDE B, LLC
146	EQR-180 RIVERSIDE C, LLC
147	EQR-180 RIVERSIDE D, LLC

ENTITY
148	EQR-180 RIVERSIDE E, LLC
149	EQR-180 RIVERSIDE F, LLC
150	EQR-180 RIVERSIDE G, LLC
151	EQR-180 RIVERSIDE H, LLC
152	EQR-600 WASHINGTON, LLC
153	EQR-71 BROADWAY A, LLC
154	EQR-71 BROADWAY B, LLC
155	EQR-71 BROADWAY C, LLC
156	EQR-71 BROADWAY D, LLC
157	EQR-71 BROADWAY E, LLC
158	EQR-71 BROADWAY F, LLC
159	EQR-740 RIVER DRIVE, LLC
160	EQR-ACADEMY VILLAGE SPE, LLC
161	EQR-ACADEMY VILLAGE, LLC
162	EQR-ALEXAN TERRACE, LLC
163	EQR-ALEXANDRIA ORLANDO, LLC
164	EQR-ALEXANDRIA ORLANDO, LLC
165	EQR-ALEXANDRIA, LLC
166	EQR-ALTA CREST, LLC
167	EQR-ARBORS FINANCING, LP
168	EQR-ARDEN VILLAS, L.L.C.
169	EQR-ARIZONA, L.L.C.
170	EQR-ARTCAPLOAN, L.L.C.
171	EQR-AUTUMN RIVER, LLC
172	EQR-BAY HILL, LLC
173	EQR-BELLAGIO, LLC
174	EQR-BELLEVUE MEADOW GP LP
175	EQR-BELLEVUE MEADOW LP
176	EQR-BENEVA PLACE, INC.
177	EQR-BENEVA PLACE, LLC
178	EQR-BOND PARTNERSHIP
179	EQR-BRAINTREE, LLC
180	EQR-BRAMBLEWOOD GP LP
181	EQR-BRAMBLEWOOD LP
182	EQR-BRETON HAMMOCKS FINANCING LIMITED PARTNERSHIP
183	EQR-BRIARWOOD GP LP
184	EQR-BRIARWOOD LP
185	EQR-BROADWAY LP
186	EQR-BROOKDALE VILLAGE, LLC
187	EQR-BS FINANCING LIMITED PARTNERSHIP
188	EQR-CALIFORNIA EXCHANGE, LLC
189	EQR-CEDAR RIDGE GP, LLC
190	EQR-CEDAR RIDGE LP
191	EQR-CENTENNIAL COURT, LLC
192	EQR-CENTENNIAL TOWER, LLC
193	EQR-CHARDONNAY PARK, L.L.C.
194	EQR-CHASE KNOLLS LENDER, LLC
195	EQR-CHERRY CREEK TENNESSEE, LLC
196	EQR-CHERRY HILL, LLC
197	EQR-CHICKASAW CROSSING, INC.
198	EQR-CHICKASAW CROSSING, LLC

ENTITY
199	EQR-CHINATOWN GATEWAY, LLC
200	EQR-CHURCH CORNER, LLC
201	EQR-COACHMAN TRAILS, LLC
202	EQR-CODELLE LIMITED PARTNERSHIP
203	EQR-CODELLE, LLC
204	EQR-CONNOR LIMITED PARTNERSHIP
205	EQR-CONNOR, LLC
206	EQR-COUNTRY CLUB LAKES, LLC
207	EQR-CREEKSIDE OAKS GENERAL PARTNERSHIP
208	EQR-CYPRESS LAKE, LLC
209	EQR-DEER CREEK, LLC
210	EQR-EASTBRIDGE, LLC
211	EQR-EASTBRIDGE, LP
212	EQR-EMERALD PLACE FINANCING LIMITED PARTNERSHIP
213	EQR-ESSEX PLACE FINANCING LIMITED PARTNERSHIP
214	EQR-FAIRFAX CORNER II, LLC
215	EQR-FAIRFAX CORNER, LLC
216	EQR-FAIRFIELD, LLC
217	EQR-FANCAP 2000A LIMITED PARTNERSHIP
218	EQR-FANCAP 2000A, LLC
219	EQR-FANKEY 2004 LIMITED PARTNERSHIP
220	EQR-FANKEY 2004, LLC
221	EQR-FERNBROOK, LLC
222	EQR-FIELDERS CROSSING GP, LLC
223	EQR-FIELDERS CROSSING LP
224	EQR-FLATLANDS, LLC
225	EQR-FOREST PLACE, INC.
226	EQR-FOREST PLACE, LLC
227	EQR-GEORGIAN WOODS, LLC
228	EQR-GRANDVIEW II GP, LP
229	EQR-GRANDVIEW II LP
230	EQR-GREENHAVEN GP LP
231	EQR-GREENHAVEN LP
232	EQR-HAMPSHIRE PLACE, LLC
233	EQR-HARBOR STEPS MEMBER, LLC
234	EQR-HARBOR STEPS, LLC
235	EQR-HIGHLANDS RANCH, LLC
236	EQR-HILL CHAVEZ, LLC
237	EQR-HOLDING, LLC
238	EQR-HOLDING, LLC2
239	EQR-HORIZON PLACE, INC.
240	EQR-HORIZON PLACE, LLC
241	EQR-HUDSON CROSSING A, LLC
242	EQR-HUDSON CROSSING B, LLC
243	EQR-HUDSON CROSSING C, LLC
244	EQR-HUDSON CROSSING D, LLC
245	EQR-HUDSON CROSSING E, LLC
246	EQR-HUDSON POINTE, LLC
247	EQR-IVORY WOOD, LLC
248	EQR-JGB SILVER SPRING GATEWAY, L.L.C.
249	EQR-LAKESHORE AT PRESTON LP

ENTITY
250	EQR-LAKEWOOD GREENS GP, LLC
251	EQR-LAKEWOOD GREENS LP
252	EQR-LAWRENCE, LLC
253	EQR-LEXFORD LENDER, LLC
254	EQR-LEXINGTON FARM, LLC
255	EQR-LEXINGTON FARM, LLC
256	EQR-LINCOLN BRAINTREE, LLC
257	EQR-LINCOLN VILLAGE (CA) I GP LP
258	EQR-LINCOLN VILLAGE (CA) I LP
259	EQR-LINCOLN VILLAGE (CA) II GP LP
260	EQR-LINCOLN VILLAGE (CA) II LP
261	EQR-LODGE (OK) GP LIMITED PARTNERSHIP
262	EQR-LOMBARD, LLC
263	EQR-LOUDOUN, LLC
264	EQR-LPC URBAN RENEWAL NORTH PIER, LLC
265	EQR-MARINA BAY, LLC
266	EQR-MARKS A, L.L.C.
267	EQR-MARKS B, L.L.C.
268	EQR-MARKS WEST, LLC
269	EQR-MARTINS LANDING, LLC
270	EQR-MET CA FINANCING LIMITED PARTNERSHIP
271	EQR-MET FINANCING, LP
272	EQR-MILL CREEK, LLC
273	EQR-MISSION HILLS, LLC
274	EQR-MISSOURI, L.L.C.
275	EQR-MLP 1, LLC
276	EQR-MLP 2, LLC
277	EQR-MLP 3, LLC
278	EQR-MLP 4, LLC
279	EQR-MONTERRA, LLC
280	EQR-MOSAIC, LLC
281	EQR-MOUNTAIN SHADOWS GP LP
282	EQR-MOUNTAIN SHADOWS LP
283	EQR-NEW LLC
284	EQR-NEW LLC2
285	EQR-NEW LLC3
286	EQR-NORTH CREEK, LLC
287	EQR-NORTH HILL, L.L.C.
288	EQR-NORTH PIER, LLC
289	EQR-OAK MILL, LLC
290	EQR-OVERLOOK MANOR II, LLC
291	EQR-PALM HARBOR, LLC
292	EQR-PARC VUE, LLC
293	EQR-PARKSIDE II, LP
294	EQR-PARKSIDE, GP LP
295	EQR-PARKSIDE, LP
296	EQR-PEACHTREE A, LLC
297	EQR-PEACHTREE B, LLC
298	EQR-PEACHTREE, LLC
299	EQR-PERIMETER CENTER, LLC
300	EQR-PHIPPS, LLC

ENTITY
301	EQR-PIEDMONT, LLC
302	EQR-PINETREE/WESTBROOKE, LLC
303	EQR-PLANTATION, L.L.C.
304	EQR-PROSPECT TOWERS PHASE II LLC
305	EQR-QRS HIGHLINE OAKS, INC
306	EQR-QRS WYNDRIDGE II, INC.
307	EQR-QRS WYNDRIDGE III, INC.
308	EQR-Ranch at Fossil Creek, L.L.C.
309	EQR-Ranch at Fossil Creek, L.P.
310	EQR-REDMOND RIDGE, LLC
311	EQR-REHAB MASTER GP, LLC
312	EQR-RETAIL MARKS, LLC
313	EQR-RID SP,LLC
314	EQR-RIVEROAKS, LLC
315	EQR-RIVERSIDE CORP.
316	EQR-RIVERSIDE MARKET, LLC
317	EQR-RIVERVIEW CONDOS, LLC
318	EQR-RIVERWALK, LLC
319	EQR-S & T, LLC
320	EQR-SABLE PALM AT LAKE BUENA VISTA, INC.
321	EQR-SABLE PALM AT LAKE BUENA VISTA, LLC
322	EQR-SANDSTONE LP
323	EQR-SCAKRBOROUGH SQUARE, LLC
324	EQR-SHADOW CREEK, LLC
325	EQR-SIENA TERRACE, LLC
326	EQR-SKYLINE TOWERS, LLC
327	EQR-SMOKETREE, LLC
328	EQR-SONTERRA AT FOOTHILLS RANCH LP
329	EQR-SOUTH PLAINFIELD I, LP
330	EQR-SOUTH PLAINFIELD, LLC
331	EQR-SOUTHWOOD GP LP
332	EQR-SOUTHWOOD LP
333	EQR-SOUTHWOOD LP I LP
334	EQR-SOUTHWOOD LP II LP
335	EQR-STONELEIGH A, LLC
336	EQR-STONELEIGH B, LLC
337	EQR-STONEY RIDGE SPE, LLC
338	EQR-STONEY RIDGE, LLC
339	EQR-STONEYBROOK, LLC
340	EQR-SUERTE, LLC
341	EQR-SUMMER CREEK, LLC
342	EQR-SUMMERWOOD GP LP
343	EQR-SUMMERWOOD LP
344	EQR-SURREY DOWNS LP LP
345	EQR-SWN LINE FINANCING LIMITED PARTNERSHIP
346	EQR-TALLEYRAND, LLC
347	EQR-TBERRY ISLE, LP
348	EQR-THE CARLYLE, LLC
349	EQR-THE CARLYLE, LP
350	EQR-THE LAKES AT VININGS, LLC
351	EQR-THE OAKS, LLC

ENTITY
352	EQR-THE PALMS, LLC
353	EQR-THE RETREAT, LLC
354	EQR-THE WATERFORD AT DEERWOOD, INC.
355	EQR-THE WATERFORD AT DEERWOOD, LLC
356	EQR-THE WATERFORD AT ORANGE PARK, INC.
357	EQR-THE WATERFORD AT ORANGE PARK, LLC
358	EQR-THE WATERFORD AT REGENCY, INC.
359	EQR-THE WATERFORD AT REGENCY, LLC
360	EQR-TOWN CENTER, LLC
361	EQR-TOWNHOMES OF MEADOWBROOK, LLC
362	EQR-TRAILS AT DOMINION GENERAL PARTNERSHIP
363	EQR-TURNBERRY, LLC
364	EQR-URBAN RENEWAL 77 HUDSON STREET, LLC
365	EQR-URBAN RENEWAL JERSEY CITY, LLC
366	EQR-VALENCIA, LLC
367	EQR-VIEW POINTE, LLC
368	EQR-VILLA LONG BEACH, LLC
369	EQR-VILLA SERENAS SUCCESSOR BORROWER, LLC
370	EQR-VILLAS OF JOSEY RANCH GP, LLC
371	EQR-VILLAS OF JOSEY RANCH LP
372	EQR-VININGS AT ASHLEY LAKE, L.L.C.
373	EQR-VINTAGE I, LLC
374	EQR-VINTAGE II, LLC
375	EQR-VINTAGE, GP
376	EQR-VIRGINIA, L.L.C.
377	EQR-WARWICK, L.L.C.
378	EQR-WATERFALL, L.L.C.
379	EQR-WATERMARKE I, LLC
380	EQR-WATERMARKE II, LLC
381	EQR-WATERSIDE, LLC
382	EQR-WATSON G.P.
383	EQR-WEST COAST PORTFOLIO GP, LLC
384	EQR-WESTFIELD VILLAGE, LLC
385	EQR-WESTPORT, LLC
386	EQR-WHISPER CREEK, LLC
387	EQR-WIMBLEDON OAKS LP
388	EQR-WINDSOR AT FAIR LAKES, LLC
389	EQR-WOOD FOREST, INC.
390	EQR-WOOD FOREST, LLC
391	EQR-WOODRIDGE I GP LP
392	EQR-WOODRIDGE I LP
393	EQR-WOODRIDGE II GP LP
394	EQR-WOODRIDGE II LP
395	EQR-WOODRIDGE III LP
396	EQR-WOODRIDGE, LLC
397	EQR-WYNDRIDGE II, L.L.C.
398	EQR-WYNDRIDGE III, L.L.C.
399	EQR-ZURICH, LLC
400	EQUITY APARTMENT MANAGEMENT, LLC
401	EQUITY COMMUNITY FOUNDATION
402	EQUITY CORPORATE HOUSING HOLDING CO., INC.

ENTITY
403	EQUITY CORPORATE HOUSING, INC.
404	EQUITY MARINA BAY PHASE II, LLC
405	EQUITY RESIDENTIAL CONDOMINIUMS, LLC
406	EQUITY RESIDENTIAL FOUNDATION
407	EQUITY RESIDENTIAL MORTGAGE COMPANY, LLC
408	EQUITY RESIDENTIAL MORTGAGE HOLDING CORPORATION
409	EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP
410	EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP II
411	EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP PROTECTIVE TRUST
412	EQUITY RESIDENTIAL PROPERTIES TRUST (POST WRP MERGER)
413	EQUITY-LODGE VENTURE LTD.
414	ERP NEW ENGLAND PROGRAM, LLC
415	ERP OPERATING LIMITED PARTNERSHIP
416	ERPG CANYON CREEK, LP
417	ERPG COBBLESTONE VILLAGE, LP
418	ERPG COUNTY OAKS MERGER, LLC
419	ERPG DEERFIELD MERGER, LLC
420	ERPG FEATHER RIVER MERGER, LLC
421	ERPG HIDDEN LAKE MERGER, LLC
422	ERPG SCHOONER BAY I MERGER, LLC
423	ERPG SCHOONER BAY II MERGER, LLC
424	ERPG SOUTH SHORE MERGER, LLC
425	ERPG WATERFIELD SQUARE I MERGER, LLC
426	ERPG WATERFIELD SQUARE II, LP
427	ERPG WILLOW BROOK, LP
428	ERPG WILLOW CREEK, LP
429	ERP-NEW ENGLAND PROGRAM, LLC
430	ERP-QRS ARBORS, INC.
431	ERP-QRS BRETON HAMMOCKS, INC.
432	ERP-QRS BS, INC.
433	ERP-QRS CEDAR CREST, INC.
434	ERP-QRS CEDAR RIDGE, INC.
435	ERP-QRS COUNTRY CLUB I, INC.
436	ERP-QRS COUNTRY CLUB II, INC.
437	ERP-QRS COUNTRY RIDGE, INC.
438	ERP-QRS CPRT II, INC.
439	ERP-QRS CPRT, INC.
440	ERP-QRS CREEKSIDE OAKS, INC.
441	ERP-QRS EMERALD PLACE, INC.
442	ERP-QRS ESSEX PLACE, INC.
443	ERP-QRS FAIRFIELD, INC.
444	ERP-QRS FLATLANDS, INC.
445	ERP-QRS GEORGIAN WOODS ANNEX, INC.
446	ERP-QRS GLENLAKE CLUB, INC.
447	ERP-QRS GROVE L.P., INC.
448	ERP-QRS HARBOR POINTE, INC.
449	ERP-QRS HUNTER’S GLEN, INC.
450	ERP-QRS LINCOLN, INC.
451	ERP-QRS LODGE (OK), INC.
452	ERP-QRS MAGNUM, INC.
453	ERP-QRS MET CA, INC.

ENTITY
454	ERP-QRS MET, INC.
455	ERP-QRS NORTHAMPTON I, INC.
456	ERP-QRS SONTERRA AT FOOTHILLS RANCH, INC.
457	ERP-QRS SWN LINE, INC.
458	ERP-QRS TOWNE CENTRE III, INC.
459	ERP-QRS TOWNE CENTRE IV, INC.
460	ERP-SOUTHEAST PROPERTIES, LLC
461	ESSEX SQUARE APTS, LTD
462	EVANS WITHYCOMBE FINANCE, INC
463	EVANS WITHYCOMBE FINANCE, L.P.
464	EVANS WITHYCOMBE MANAGEMENT INC.
465	EVANS WITHYCOMBE RESIDENTIAL LIMITED PARTNERSHIP
466	FEATHER RIVER COMMUNITY RENTALS, L.P.
467	FEATHER RIVER G.P. CORP.
468	FOREST PLACE ASSOCIATES
469	FORSYTHIA COURT APTS OF COLUMBUS, LTD
470	FORT LEWIS COMMUNITIES, LLC
471	FORT LEWIS SPE, INC.
472	FOUR LAKES CONDOMINIUM II, LLC
473	FOUR LAKES CONDOMINIUM III, LLC
474	FOUR LAKES CONDOMINIUM IV, LLC
475	FOUR LAKES CONDOMINIUM V, LLC
476	FOUR LAKES CONDOMINIUM, LLC
477	FOUR LAKES II, LLC.
478	FOURTH TOWNE CENTRE LIMITED PARTNERSHIP
479	FOX RIDGE ASSOCIATES, L.P.
480	FOX RIDGE G.P. CORP.
481	FOXTON APTS OF SEYMOUR, LTD
482	FOXWOODBURG, LLC
483	FPAII, L.P.
484	GARDEN TERRACE APTS, III, LTD
485	GC CHAPARRAL ASSOC, LP
486	GC COUNTRY CLUB WOODS ASSOC, LP
487	GC COUNTRY CLUB WOODS, LP
488	GC GREENBRIAR ASSOC, LTD
489	GC GREENBRIAR, LP
490	GC HESSIAN HILLS ASSOC, LP
491	GC HESSIAN HILLS, LP
492	GC HIGH RIVER ASSOC, LP
493	GC HIGH RIVER, LP
494	GC PEMBROKE ASSOC, LP
495	GC SOUTHEAST PARTNERS, LP
496	GC SPRING LAKE MANOR ASSOC, LP
497	GC SPRING LAKE MANOR, LP
498	GC THREE CHOPT WEST ASSOC, LP
499	GC THREE CHOPT WEST, LP
500	GC TOWN & COUNTRY/COUNTRY PLACE ASSOC, LP
501	GC TOWN & COUNTRY/COUNTRY PLACE, LP
502	GC TOWNHOUSE ASSOC, LP
503	GC TOWNHOUSE, LP
504	GC TWIN GATES EAST ASSOC, LP

ENTITY
505	GC TWIN GATES EAST, LP
506	GC WILL-O-WISP ARMS, LP
507	GC WILL-O-WISP ASSOC, LP
508	GEARY COURTYARD ASSOCIATES
509	GEORGIAN WOODS ANNEX ASSOCIATES
510	GLENLAKE CLUB L.P.
511	GPT 929 HOUSE, LLC
512	GPT ABINGTON GLEN, LLC
513	GPT ABINGTON LAND, LLC
514	GPT ACTON, LLC
515	GPT BRIAR KNOLL, LLC
516	GPT CC, LLC
517	GPT CEDAR GLEN, LLC
518	GPT CG, LLC
519	GPT CHESTNUT GLEN, LLC
520	GPT CONWAY COURT, LLC
521	GPT EAST HAVEN, LLC
522	GPT EAST PROVIDENCE, LLC
523	GPT ENFIELD, LLC
524	GPT FREEPORT, LLC
525	GPT GLEN GROVE, LLC
526	GPT GLEN MEADOW, LLC
527	GPT GOF II, LLC
528	GPT GOSNOLD GROVE, LLC
529	GPT GP III, LLC
530	GPT HERITAGE GREEN, LLC
531	GPT HG, LLC
532	GPT HIGHLAND GLEN, LLC
533	GPT HIGHMEADOW, LLC
534	GPT HILLTOP, LLC
535	GPT JACLEN TOWER, LLC
536	GPT LONGFELLOW GLEN, LLC
537	GPT LONGMEADOW ASSOCIATES, LLC
538	GPT NEHOIDEN GLEN, LLC
539	GPT NOONAN GLEN, LLC
540	GPT NORTON GLEN, LLC
541	GPT OLD MILL GLEN, LLC
542	GPT PHILLIPS PARK, LLC
543	GPT PLAINVILLE, LLC
544	GPT RG AMHERST, LLC
545	GPT RG FALL RIVER, LLC
546	GPT RG MILFORD, LLC
547	GPT RG, LLC
548	GPT RIBBON MILL, LLC
549	GPT ROCKINGHAM GLEN, LLC
550	GPT SHG, LLC
551	GPT STURBRIDGE, LLC
552	GPT SUMMER HILL GLEN, LLC
553	GPT TANGLEWOOD, LLC
554	GPT WEBSTER GREEN, LLC
555	GPT WEST SPRINGFIELD, LLC

ENTITY
556	GPT WESTFIELD, LLC
557	GPT WESTWOOD GLEN, LLC
558	GPT WG, LLC
559	GPT WILG, LLC
560	GPT WILKENS GLEN, LLC
561	GPT WINCHESTER WOOD, LLC
562	GPT WINDSOR, LLC
563	GR CEDAR GLEN, LP
564	GR CONWAY COURT, LP
565	GR FARMINGTON SUMMIT, LLC
566	GR HIGHLAND GLEN, LP
567	GR NORTHEAST APARTMENT ASSOCIATES, LLC
568	GR ROCKINGHAM GLEN, LP
569	GR SUMMER HILL GLEN, LP
570	GR WEST HARTFORD CENTRE, LLC
571	GR WESTWOOD GLEN, LP
572	GR WESTWYND ASSOCIATES, LLC
573	GR WILKENS GLEN, LP
574	GRAN TREE CORPORTION
575	GRAND OASIS CONDOMINIUM, LLC
576	GREEN GATE APARTMENTS, LTD
577	GREENGLEN ATPS OF WHEELERSBURG, LTD
578	GREENLEAF APARTMENTS, LTD
579	GREENTREE APARTMENTS LP
580	GR-HERITAGE COURT ASSOCIATES, LLC
581	GROVE DEVELOPMENT, LLC
582	GROVE OPERATING LP
583	GROVE ROCKY HILL, LLC
584	GUILFORD COMPANY, INC.
585	GUILFORD PARTNERS II
586	HEATHMOORE APTS OF INDIANAPOLIS, II, LTD
587	HESSIAN HILLS APARTMENT ASSOC, LTD
588	HICKORY MILL APTS OF HURRICANE, II, LTD
589	HIDDEN LAKE ASSOCIATES, L.P.
590	HIDDEN LAKE G.P. CORP.
591	HIGH RIVER ASSOC, LTD
592	HIGH RIVER PHASE I, LTD
593	HILLVIEW TERRACE APTS, LTD
594	HM 9th AVENUE, LLC
595	HUNTERS’S GLEN GENERAL PARTNERSHIP
596	HUNTINGTON, LLC
597	KINGS CROSSING APTS, LTD
598	KINGSPORT APARTMENTS, LLC
599	KISMUL, LLC
600	LAKEVIEW COMMUNITY RENTALS, L.P.
601	LAKEVIEW G.P. CORP.
602	LAKEWOOD COMMUNITY RENTALS G.P. CORP.
603	LAKEWOOD COMMUNITY RENTALS, L.P.
604	LAKSPUR APTS OF COLUMBUS, II, LTD
605	LANDON LEGACY PARTNERS LIMITED
606	LANDON PRAIRIE CREEK PARTNERS LIMITED

ENTITY
607	LANTERN COVE ASSOCIATES, L.P.
608	LANTERN COVE G.P. CORP.
609	LENOX PLACE LP
610	LEXFORD FLKB II, LLC
611	LEXFORD FLKB, LLC
612	LEXFORD GAKB, LLC
613	LEXFORD GP II, LLC
614	LEXFORD GP XV, LLC
615	LEXFORD GP, LLC
616	LEXFORD GUILFORD GP, LLC
617	LEXFORD GUILFORD LP, LLC
618	LEXFORD GUILFORD, INC.
619	LEXFORD HIDDEN POINTE GP LLC
620	LEXFORD HIDDEN POINTE LP LLC
621	LEXFORD INDUSTRIES DEVELOPMENT, LLC
622	LEXFORD PARTNERS, LLC
623	LEXFORD PROPERTIES, LP
624	LINCOLN MAPLES ASSOCIATES, LLC
625	MCCASLIN HIDDEN LAKES, LTD.
626	MCCASLIN RIVERHILL, LTD.
627	MCKINLEY HILLS PARTNERS-85,
628	MERIDAN GUILFORD BGP CORPORATION
629	MERIDAN GUILFORD CGP CORPORATION
630	MERIDAN GUILFORD NLPGP CORPORATION
631	MERIDAN GUILFORD PGP CORPORATION
632	MERIDIAN SOUTHEAST PARTNERS, LP
633	MERRY LAND DOWNREIT I LP
634	MESA DEL OSO ASSOCIATES, L.P.
635	MESA DEL OSO G.P. CORP.
636	MOBILE APARTMENT ASSOC, LTD
637	MONTGOMERY REAL ESTATE INVESTORS, LTD
638	MONTROSE SQUARE APTS OF HILLSBORO, II LTD
639	MOULTRIE APTS, LTD
640	MULBERRY APTS OF HILLIARD, LTD
641	MULTIFAMILY PORTFOLIO GP LIMITED PARTNERSHIP
642	MULTIFAMILY PORTFOLIO LP LIMITED PARTNERSHIP
643	MULTIFAMILY PORTFOLIO PARTNERS, INC.
644	NHP HS FOUR, INC.
645	NINTH AVENUE AND 38TH STREET, LLC
646	NORTHRIDGE LAKES LP
647	NORTHWOOD APTS, LTD
648	NRL ASSOCIATES LP
649	OAK MILL II APARTMENTS, LLC
650	OAKS AT BAYMEADOWS ASSOCIATES
651	OAKS AT REGENCY ASSOCIATES
652	OLD REDWOODS, LLC
653	OLYMPIAN VILLAGE APTS, LTD
654	PALM SIDE APTS, LTD
655	PARKWOOD VILLAGE APTS OF DOUGLASVILLE, II, LP
656	PARKWOOD VILLAGE APTS OF DOUGLASVILLE, LTD
657	PEMBROKE LAKE APARTMENT ASSOC, LTD

ENTITY
658	PINE GROVE APTS ROSEVILLE, II, LTD
659	PINE GROVE APTS ROSEVILLE,LTD
660	POINTE EAST CONDOMINIUM, LLC
661	PRESERVE CONDOMINIUM HOMES
662	QRS MARKS A, INC.
663	QRS MARKS B, INC.
664	QRS WARWICK, INC.
665	QRS-740 RIVER DRIVE, INC.
666	QRS-ARBORETUM, INC.
667	QRS-ARTCAPLOAN, INC.
668	QRS-BOND, INC.
669	QRS-CHARDONNAY PARK, INC
670	QRS-CODELLE, INC.
671	QRS-CONNOR, INC.
672	QRS-COVE, INC.
673	QRS-FANCAP 2000A, INC.B275
674	QRS-FERNBROOK, INC.
675	QRS-GREENTREE I, INC.
676	QRS-LLC, INC.
677	QRS-NORTH HILL, INC
678	QRS-SCARBOROUGH, INC.
679	QRS-SIENA TERRACE, INC.
680	QRS-SMOKETREE, INC.
681	QRS-SUMMIT CENTER, INC.
682	QRS-TOWERS AT PORTSIDE, INC.
683	QRS-TOWNHOMES OF MEADOWBROOK, INC.
684	QRS-VININGS AT ASHLEY LAKE, INC.
685	QRS-WATERFALL, INC.
686	RAMBLEWOOD APTS OF RICHMOND COUNTY, LTD
687	RAVENWOOD ASSOC, LTD
688	REDWOOD HOLLOW APTS OF SMYRNA, LTD
689	RESERVE SQUARE, INC.
690	RESIDENTIAL INSURANCE AGENCY, LLC (DE)
691	RESIDENTIAL INSURANCE AGENCY, LLC (OH)
692	RICHMOND APARTMENT ASSOC, LTD
693	RIDGEWOOD APTS OF LEXINGTON, II, LTD
694	RIVERWOOD APTS, LTD
695	ROANOKE APTS OF JEFFERSON COUNTY, LTD
696	SANDLEWOOD APTS OF ALEXANDRIA, LTD
697	SARASOTA BENEVA PLACE ASSOICATES, LTD.
698	SCARBOROUGH ASSOCIATES
699	SCHOONER BAY I ASSOCIATES, L.P.
700	SCHOONER BAY I G.P. CORP.
701	SCHOONER BAY II ASSOCIATES, L.P.
702	SCHOONER BAY II G.P. CORP.
703	SECOND COUNRTY CLUB ASSOCIATES LIMITED PARTNERSHIP
704	SECOND GEORGIAN WOODS LIMITED PARTNERSHIP
705	SECOND TOWNE CENTRE LP
706	SHANNON WOODS APTS OF UNION CITY, II, LTD
707	SHEFFIELD APARTMENTS, LLC
708	SLATE RUN APTS OF BEDFORD, LTD

ENTITY
709	SOUTH SHORE ASSOCIATES, L.P.
710	SOUTH SHORE G.P. CORP.
711	SPRING LAKE MANOR ASSOC, LTD
712	SPRINGBROOK LAND, LLC
713	SPRINGTREE APTS, LTD
714	SQUAW PEAK CONDOMINIUM, LLC
715	SUGARTREE APTS, II, LTD
716	SUMMIT CENTER, LLC
717	SUMMIT PLACE, LLC
718	TANGLEWOOD APARTMENTS, LLC
719	THE CROSSINGS ASSOCIATES
720	THE FOUR LAKES CONDOMINIUM HOMES CONDOMINIUM
721	THE LANDINGS HOLDING COMPANY, LLC
722	THE LANDINGS URBAN RENEWAL COMPANY, LLC
723	THE WIMBERLY APARTMENT HOMES, LTD.
724	THIRD TOWNE CENTRE LIMITED PARTNERSHIP
725	THYMEWOOD APTS, LTD
726	TIERRA ANTIGUA ASSOCIATES, L.P.
727	TIERRA ANTIGUA G.P. CORP.
728	TOWERS AT PORTSIDE URBAN RENEWAL COMPANY, LLC
729	TOWNHOUSE APARTMENT ASSOC, LTD
730	TWIN GATES APARTMENT ASSOC, LTD
731	VENETIAN CONDOMINIUM, LLC
732	VERONA CONDOMINIUM, LLC
733	VINTAGE ASSOCIATES
734	WADLINGTON INVESTMENTS GENERAL PARTNERSHIP
735	WADLINGTON, INC.
736	WATERFIELD SQUARE I ASSOCIATES, L.P.
737	WATERFIELD SQUARE I G.P. CORP.
738	WATERFIELD SQUARE II ASSOCIATES, L.P.
739	WATERFIELD SQUARE II G.P. CORP.
740	WATERMARKE ASSOCIATES
741	WHARF HOLDING, LLC
742	WHRP, INC.
743	WILLOW BROOK ASSOCIATES, L.P.
744	WILLOW BROOK G.P. CORP.
745	WILLOW CREEK COMMUNITY RENTALS, L.P.
746	WILLOW CREEK G.P. CORP.
747	WILL-O-WISP ASSOC, LP
748	WILLOWOOD APTS OF TROTWOOD, LTD
749	WILLOWOOD EAST APTS OF INDIANAPOLIS, LTD
750	WINDRUSH APTS, LTD
751	WINDSOR PLACE, LLC
752	WINTER PARK ASSOC, LP
753	WINTER WOODS APTS, II, LTD
754	WINTHROP COURT APTS OF COLUMBUS, LTD
755	WOOD FOREST ASSOCIATES
756	WOODCREST (AUGUSTA), LLC
757	WYNNFIELD APARTMENTS, LLC